[LOGO]USAA(R)

                                 USAA VALUE Fund

                                                         [GRAPHIC]

                            A n n u a l  R e p o r t

--------------------------------------------------------------------------------
  July 31, 2002

M E S S A G E
=============-------------------------------------------------------------------
              from the PRESIDENT

                              [GRAPHIC]
                     ...IT IS MORE IMPORTANT THAN
[PHOTO]         EVER TO BE PROPERLY DIVERSIFIED IN A
                COMBINATION OF EQUITIES, FIXED-INCOME
                        INVESTMENTS AND CASH...
                              [GRAPHIC]

--------------------------------------------------------------------------------

                 The last year has seen one of the most challenging, volatile markets in many decades. The bond markets have offered little respite to those seeking sanctuary from the turbulent equity markets. In fact, investor confidence in the corporate fixed-income market has been diminished, just as it has been in the equity markets, because the bond market has also felt the full impact of major bankruptcies, corporate mismanagement, and accounting fraud.

                 Given this challenging climate, USAA is more conscious than ever of the need to take all steps necessary to manage our funds with the best interests of our shareholders in mind. As you may know, we've made changes to our equity funds management with the goal of providing competitive performance with attractive expense ratios. We've also taken steps in our fixed-income funds; for example, we are reducing the credit risk in all taxable fixed-income portfolios. We will maintain this strategy until we see signs of a sustained economic recovery and a return to rational pricing in the bond market. We are confident these steps will help investors when evaluating their goals in the current environment and in the future.

                 In spite of recent market fluctuations, we believe there are some good values in government and municipal bonds. They continue

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 to perform well as investors seek the comfort and relative safety of these sectors. The key is that investors must maintain a long-term investment outlook and be willing to withstand additional volatility in the near-term.

                 Clearly, it is more important than ever to be properly diversified in a combination of equities, fixed-income investments and cash to help offset weak areas with stronger ones. As we have been for the last 30 years, we are here to offer you guidance to help you with your financial goals. We are happy that you have chosen USAA to be your trusted investment adviser and we remain committed to improving the performance in all of our mutual funds. Thank you for investing WITH us and IN us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGERS' COMMENTARY                  1

FINANCIAL INFORMATION

     Distributions to Shareholders                          7

     Independent Auditors' Report                           8

     Portfolio of Investments                               9

     Notes to Portfolio of Investments                     14

     Financial Statements                                  15

     Notes to Financial Statements                         18

DIRECTORS' INFORMATION                                     29

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

USAA with the eagle is registered in the U.S. Patent & Trademark Office.
(C)2002, USAA. All rights reserved.

I N V E S T M E N T
===================-------------------------------------------------------------
                    OVERVIEW

USAA VALUE FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Long-term growth of capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Invests principally in equity securities of companies that are considered to be undervalued.

--------------------------------------------------------------------------------
                                                      7/31/02
--------------------------------------------------------------------------------
Net Assets                                         $63.9 Million
Net Asset Value Per Share                              $9.63

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/02
--------------------------------------------------------------------------------
                            SINCE INCEPTION ON 8/3/01
                                     -3.50%*

* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        OVERVIEW

--------------------------------------------------------------------------------
                    CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                               [LINE CHART]

             USAA VALUE    LIPPER MULTI-CAP VALUE     LIPPER MULTI-CAP VALUE    S&P MIDCAP 400/BARRA    RUSSELL 3000 VALUE
                FUND           FUNDS AVERAGE               FUNDS INDEX              VALUE INDEX               INDEX
  8/3/2001    10000.00           10000.00                    10000.00                 10000.00               10000.00
 8/31/2001    10020.00            9646.61                     9628.60                  9797.30                9624.40
 9/30/2001     9160.00            8819.16                     8641.98                  8697.95                8919.93
10/31/2001     9520.00            8935.89                     8819.73                  8834.50                8863.95
11/30/2001    10530.00            9512.96                     9457.95                  9371.46                9387.67
12/31/2001    11164.18            9757.83                     9732.41                  9961.49                9633.61
 1/31/2002    11184.24            9651.19                     9605.78                  9959.50                9574.07
 2/28/2002    11063.87            9576.70                     9480.12                 10195.64                9592.65
 3/31/2002    11766.02           10022.09                     9964.06                 10950.32               10066.13
 4/30/2002    11605.53            9732.14                     9670.98                 11114.58                9774.24
 5/31/2002    11485.16            9708.30                     9661.61                 10921.63                9792.88
 6/30/2002    10532.24            8979.10                     8922.43                 10307.61                9257.91
 7/31/2002     9649.54            8190.65                     8181.78                  9238.71                8359.25

                        DATA SINCE INCEPTION ON 8/3/01 THROUGH 7/31/02.

                 The Russell 3000 Value Index replaces the S&P MidCap 400/Barra Value Index as one of the Fund's comparable broad-based securities indices, because the Russell 3000 Value Index is an index of multi-cap value stocks, and thus, provides a more appropriate comparison for the Fund, which focuses on multi-cap value stocks, than the S&P MidCap 400/Barra Value Index, which is an index of mid-cap value stocks.

                 See the following page for benchmark descriptions.

                 THE PERFORMANCE OF THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE AND INDEX IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 2001, WHILE THE FUND'S INCEPTION DATE IS AUGUST 3, 2001. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS BECAUSE OF THIS DIFFERENCE.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypo-thetical investment in the USAA Value Fund to the following benchmarks:

                 o The S&P MidCap 400/Barra Value Index, a combined index composed of companies in the S&P MidCap 400 and Barra Value indexes. The index is a capitalization-weighted index that measures the performance of mid-cap companies with higher book-to-price ratios.

                 o The Lipper Multi-Cap Value Funds Average, an average performance level of all multi-cap value funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Multi-Cap Value Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category.

                 o The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

4

M A N A G E R S '
=================---------------------------------------------------------------
                  COMMENTARY on the Fund

                 From its inception on August 3, 2001, through July 31, 2002, the USAA Value Fund had a total return of -3.50%, compared to -18.09%** for the average mutual fund in the Lipper Multi-Cap Value Funds category.

                 The Fund held up well in a troubled equity market, with especially good performance in the first half of the reporting year. In the immediate aftermath of the tragic events of September 11, indiscriminate selling caused a dramatic fall in the stock prices of even high-quality companies. Recognizing that some were being punished solely due to short-term fears, the Fund was able to invest in a variety of stocks at what subsequently turned out to be attractive prices, including Kraft,* American Express Co., and Interpublic Group.*

                 Although the economy was in a recession, the consumer kept spending in the fall, buoyed by very low interest rates. The Fund was overweight in consumer cyclicals, and benefited as these stocks performed quite well, but by early 2002 exposure to economically sensitive companies whose prices already reflected an economic recovery was reduced. Some of these assets were then redirected to sectors that had been underperforming, including pharmaceuticals. These holdings were generally negative for performance for the remainder of the reporting year because many pharmaceutical companies lowered their earnings forecasts and investors became concerned about the condition of pharmaceutical product pipelines. Looking for companies that would do well regardless of the economic environment, the Fund established and built upon a position in mortgage-backed-securities issuer Freddie Mac.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 3 FOR THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE DEFINITION.

                 * SECURITY WAS SOLD OUT OF THE FUND PRIOR TO JULY 31, 2002.

                 ** THE PERFORMANCE OF THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY AVERAGE IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 2001 WHILE THE FUND'S INCEPTION DATE IS AUGUST 3, 2001. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBER BECAUSE OF THIS DIFFERENCE.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 9-13.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 By spring 2002, the Fund was defensively positioned, with a relatively large allocation to cash and a continued overweight position in consumer-oriented sectors. This defensive approach was largely beneficial in the ensuing market selloff.

                 On June 28, Westwood Management Corporation became subadviser to the Fund and Susan M. Byrne, Westwood's Chairman and Chief Investment Officer, took over day-to-day management, using individual company research to identify undervalued stocks with improving earnings prospects across the market capitalization range.

                 In July, exposure to consumer-discretionary stocks was reduced given the view that U.S. consumers are likely to be more cautious. Exposure to real estate investment trusts was increased, as were holdings in automobile and transportation companies. A position in General Electric Co. was established because Westwood believed the stock represented significant value relative to the overall market, its peers, and its historical range.

                 Moving forward, Westwood believes that the fundamentals are in place for economic growth and a rebound in corporate earnings. Seeing an attractive environment for equities over the next 12 months, the Fund is currently employing a "barbell" strategy. On one end are cyclical companies that stand to benefit from the economic recovery. On the other end are companies that offer attractive dividend yields. The managers believe that companies for which investors have low expectations for earnings growth but offer higher-than-average dividend yields should provide attractive returns with lower levels of risk.

                 After a very difficult year in the U.S. equity markets, all of us at USAA Investment Management Company thank you for your continued confidence in us.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

P O R T F O L I O
=================---------------------------------------------------------------
                  HIGHLIGHTS

----------------------------------------------
           TOP 10 EQUITY HOLDINGS
             (% of Net Assets)
----------------------------------------------
Merck & Co., Inc.                       2.4%

Bank One Corp.                          2.2%

Hawaiian Electric Industries, Inc.      2.2%

King Pharmaceuticals, Inc.              2.2%

United Technologies Corp.               2.2%

C.R. Bard, Inc.                         2.1%

IBM Corp.                               2.1%

KeyCorp                                 2.1%

Philip Morris Companies, Inc.           2.1%

Progress Energy, Inc.                   2.1%
----------------------------------------------

----------------------------------------------
             TOP 10 INDUSTRIES*
             (% of Net Assets)
----------------------------------------------
Banks                                  11.4%

Aerospace & Defense                     6.3%

Pharmaceuticals                         5.9%

Integrated Oil & Gas                    5.8%

Computer Hardware                       5.5%

Real Estate Investment Trusts           5.0%

Diversified Financial Services          4.8%

Electric Utilities                      4.2%

Oil & Gas Exploration & Production      3.9%

Integrated Telecommunications
Services                                3.6%
----------------------------------------------

*Excluding money market instruments.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 9-13.

D I S T R I B U T I O N S
=========================-------------------------------------------------------
                          to SHAREHOLDERS

USAA VALUE FUND

                 The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2002. These figures are provided for information pur-poses only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2003.

                 Ordinary income                                       $0.03261*

                 100% of ordinary income distributions qualifies for deduction by corporations.

                 * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY,
                   WHICH ARE TAXABLE AS ORDINARY INCOME.

8

I N D E P E N D E N T
=====================-----------------------------------------------------------
                      AUDITORS' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS

                 USAA VALUE FUND

                 We have audited the accompanying statement of assets and liabilities of USAA Value Fund (a portfolio of USAA Mutual Fund, Inc.), including the schedule of investments, as of July 31, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                 In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USAA Value Fund at July 31, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP

                 San Antonio, Texas
                 September 6, 2002

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS

USAA VALUE FUND
JULY 31, 2002

                                                                    MARKET
   NUMBER                                                            VALUE
OF SHARES   SECURITY                                                 (000)
--------------------------------------------------------------------------

            COMMON STOCKS (97.5%)

            AEROSPACE & DEFENSE (6.3%)
   31,300   Boeing Co.                                             $ 1,300
   27,200   Rockwell Collins, Inc.                                     699
   20,000   United Technologies Corp.                                1,390
   32,400   Veridian Corp.*                                            643
                                                                   -------
                                                                     4,032
                                                                   -------

            ALUMINUM (1.7%)
   41,000   Alcoa, Inc.                                              1,109
                                                                   -------

            APPAREL RETAIL (0.9%)
   23,500   Ann Taylor Stores Corp.*                                   584
                                                                   -------

            AUTO PARTS & EQUIPMENT (1.0%)
   38,500   Dana Corp.                                                 619
                                                                   -------

            AUTOMOBILE MANUFACTURERS (2.1%)
   28,200   General Motors Corp.                                     1,313
                                                                   -------

            BANKS (11.4%)
    9,600   Bank of America Corp.                                      638
   35,700   Bank One Corp.                                           1,389
   35,000   First Tennessee National Corp.                           1,310
   51,000   KeyCorp                                                  1,339
   15,000   M&T Bank Corp.                                           1,254
   26,200   Pacific Capital Bancorp                                    655
   18,300   Washington Mutual, Inc.                                    685
                                                                   -------
                                                                     7,270
                                                                   -------

            COMPUTER HARDWARE (5.5%)
   70,000   Apple Computer, Inc.*                                    1,068
   80,000   Hewlett-Packard Co.                                      1,132
   19,000   IBM Corp.                                                1,338
                                                                   -------
                                                                     3,538
                                                                   -------

10

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA VALUE FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------

            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.0%)
   14,700   Caterpillar, Inc.                                        $   657
                                                                     -------

            DEPARTMENT STORES (2.0%)
   27,600   Sears, Roebuck & Co.                                       1,302
                                                                     -------

            DISTILLERS & VINTNERS (2.0%)
   44,000   Constellation Brands, Inc. "A"*                            1,264
                                                                     -------

            DIVERSIFIED CHEMICALS (3.0%)
   30,100   Du Pont (E. I.) De Nemours & Co.                           1,261
   14,600   Eastman Chemical Co.                                         647
                                                                     -------
                                                                       1,908
                                                                     -------

            DIVERSIFIED COMMERCIAL SERVICES (0.3%)
    6,200   G&K Services, Inc. "A"                                       187
                                                                     -------

            DIVERSIFIED FINANCIAL SERVICES (4.8%)
   18,700   American Express Co.                                         660
   17,600   Citigroup, Inc.                                              590
    7,500   Fannie Mae                                                   562
  119,100   Friedman, Billings, Ramsey Group, Inc. "A"*                1,280
                                                                     -------
                                                                       3,092
                                                                     -------

            ELECTRIC UTILITIES (4.2%)
   32,300   Hawaiian Electric Industries, Inc.                         1,383
   28,400   Progress Energy, Inc.                                      1,328
                                                                     -------
                                                                       2,711
                                                                     -------

            ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
   37,700   Acuity Brands, Inc.                                          496
                                                                     -------

            ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
   45,000   Benchmark Electronics, Inc.*                               1,182
                                                                     -------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA VALUE FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------

            HEALTH CARE EQUIPMENT (2.1%)
   24,800   C.R. Bard, Inc.                                          $ 1,341
                                                                     -------

            HEALTH CARE FACILITIES (1.0%)
   16,400   Triad Hospitals, Inc.*                                       656
                                                                     -------

            HOMEBUILDING (1.9%)
   11,800   Lennar Corp.                                                 599
   31,200   WCI Communities, Inc.*                                       580
                                                                     -------
                                                                       1,179
                                                                     -------

            HOUSEHOLD PRODUCTS (1.1%)
    8,000   Procter& Gamble Co.                                          712
                                                                     -------

            INDUSTRIAL CONGLOMERATES (1.5%)
   29,800   General Electric Co.                                         959
                                                                     -------

            INTEGRATED OIL & GAS (5.8%)
   15,500   ChevronTexaco Corp.                                        1,162
   52,400   Conoco, Inc.                                               1,264
   35,200   Exxon Mobil Corp.                                          1,294
                                                                     -------
                                                                       3,720
                                                                     -------

            INTEGRATED TELECOMMUNICATION SERVICES (3.6%)
   42,000   BellSouth Corp.                                            1,128
   35,500   Verizon Communications, Inc.                               1,171
                                                                     -------
                                                                       2,299
                                                                     -------

            LIFE & HEALTH INSURANCE (1.1%)
   20,300   Prudential Financial, Inc.*                                  670
                                                                     -------

            MANAGED HEALTH CARE (1.9%)
    9,000   Anthem, Inc.*                                                611
    8,800   Wellpoint Health Networks, Inc.*                             629
                                                                     -------
                                                                       1,240
                                                                     -------

12

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA VALUE FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------

            MOVIES & ENTERTAINMENT (1.0%)
   34,900   The Walt Disney Co.                                      $   619
                                                                     -------

            OIL & GAS EXPLORATION & PRODUCTION (3.9%)
   13,800   Anadarko Petroleum Corp.                                     600
   11,800   Apache Corp.                                                 608
   33,300   Ocean Energy, Inc.                                           663
   35,600   XTO Energy, Inc.                                             639
                                                                     -------
                                                                       2,510
                                                                     -------

            OIL & GAS DRILLING (1.8%)
   35,100   Noble Corp.*                                               1,137
                                                                     -------

            PACKAGED FOODS & MEAT (3.0%)
   25,800   ConAgra Foods, Inc.                                          648
   38,000   Dean Foods Co.*                                            1,267
                                                                     -------
                                                                       1,915
                                                                     -------

            PAPER PRODUCTS (0.9%)
   13,100   Bowater, Inc.                                                597
                                                                     -------

            PHARMACEUTICALS (5.9%)
   66,800   King Pharmaceuticals, Inc.*                                1,417
   31,400   Merck & Co., Inc.                                          1,557
   25,400   Pfizer, Inc.                                                 822
                                                                     -------
                                                                       3,796
                                                                     -------

            RAILROADS (2.0%)
   21,600   Union Pacific Corp.                                        1,267
                                                                     -------

            REAL ESTATE INVESTMENT TRUSTS (5.0%)
   23,900   Equity Office Properties Trust                               631
   22,700   Prentiss Properties Trust                                    644
   27,300   ProLogis Trust                                               696
   22,000   Regency Centers Corp.                                        693
   14,200   Simon Property Group, Inc.                                   511
                                                                     -------
                                                                       3,175
                                                                     -------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA VALUE FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------

            SPECIALTY CHEMICALS (3.0%)
   41,400   International Flavors & Fragrances, Inc.                 $ 1,267
   21,000   Lubrizol Corp.                                               639
                                                                     -------
                                                                       1,906
                                                                     -------

            TOBACCO (2.1%)
   28,700   Philip Morris Companies, Inc.                              1,321
                                                                     -------
            Total common stocks (cost: $66,756)                       62,283
                                                                     =======

PRINCIPAL                                                             MARKET
   AMOUNT                                                              VALUE
    (000)   SECURITY                                                   (000)
----------------------------------------------------------------------------

            MONEY MARKET INSTRUMENT(2.2%)

   $1,384   SSgA Prime Money Market Fund, 1.75%(a)(cost: $1,384)       1,384
                                                                     -------

            TOTAL INVESTMENTS (COST: $68,140)                        $63,667
                                                                     =======

14

N O T E S
=========-----------------------------------------------------------------------
          to Portfolio of INVESTMENTS

USAA VALUE FUND
JULY 31, 2002

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Rate reflects the annualized seven-day yield at July 31, 2002.

         * Non-income-producing security for the year ended July 31, 2002.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T
=================---------------------------------------------------------------
                  of ASSETS and LIABILITIES
                  (in thousands)

USAA VALUE FUND
JULY 31, 2002

ASSETS

  Investments in securities, at market value (identified cost of $68,140)     $ 63,667
  Cash                                                                              26
  Receivables:
       Capital shares sold                                                         170
       USAA Investment Management Company                                           44
       Dividends and interest                                                      133
       Securities sold                                                             491
                                                                              --------
            Total assets                                                        64,531
                                                                              --------

LIABILITIES

  Securities purchased                                                             594
  Capital shares redeemed                                                            3
  USAA Transfer Agency Company                                                      11
  Accounts payable and accrued expenses                                             40
                                                                              --------
            Total liabilities                                                      648
                                                                              --------
                 Net assets applicable to capital shares outstanding          $ 63,883
                                                                              ========

NET ASSETS CONSIST OF:

  Paid-in capital                                                             $ 70,213
  Accumulated undistributed net investment income                                   87
  Accumulated net realized loss on investments                                  (1,944)
  Net unrealized depreciation of investments                                    (4,473)
                                                                              --------
                 Net assets applicable to capital shares outstanding          $ 63,883
                                                                              ========
  Capital shares outstanding                                                     6,637
                                                                              ========
  Authorized shares of $.01 par value                                          100,000
                                                                              ========
  Net asset value, redemption price, and offering price per share             $   9.63
                                                                              ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

S T A T E M E N T
=================---------------------------------------------------------------
                  of OPERATIONS
                  (in thousands)

USAA VALUE FUND
PERIOD ENDED JULY 31, 2002*

NET INVESTMENT INCOME

  Income:
     Dividends (net of foreign taxes withheld of $8)                 $   463
     Interest                                                            129
     Fees from securities loaned                                           3
                                                                     -------
          Total income                                                   595
                                                                     -------
  Expenses:
     Management fees                                                     331
     Administrative and servicing fees                                    66
     Transfer agent's fees                                                84
     Custodian's fees                                                     29
     Postage                                                              11
     Shareholder reporting fees                                           16
     Directors' fees                                                       4
     Registration fees                                                    83
     Professional fees                                                    26
     Other                                                                 4
                                                                     -------
          Total expenses before reimbursement                            654
     Expenses reimbursed                                                (146)
     Expenses paid indirectly                                             (1)
                                                                     -------
          Total expenses after reimbursement                             507
                                                                     -------
               Net investment income                                      88
                                                                     -------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

  Net realized loss on investments                                    (1,895)
  Change in net unrealized appreciation/depreciation                  (4,473)
                                                                     -------
               Net realized and unrealized loss                       (6,368)
                                                                     -------
Decrease in net assets resulting from operations                     $(6,280)
                                                                     =======

*Fund commenced operations on August 3, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T
=================---------------------------------------------------------------
                  of Changes in NET ASSETS
                  (in thousands)

USAA VALUE FUND
PERIOD ENDED JULY 31, 2002*

FROM OPERATIONS

   Net investment income                                            $     88
   Net realized loss on investments                                   (1,895)
   Change in net unrealized appreciation/depreciation
      of investments                                                  (4,473)
                                                                    --------
      Decrease in net assets resulting
         from operations                                              (6,280)
                                                                    --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                                 (34)
                                                                    --------
   Net realized gains                                                    (75)
                                                                    --------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                          81,625
   Shares issued for dividends reinvested                                 76
   Cost of shares redeemed                                           (11,429)
                                                                    --------
      Increase in net assets from
         capital share transactions                                   70,272
                                                                    --------
Net increase in net assets                                            63,883

NET ASSETS

   Beginning of period                                                     -
                                                                    --------
   End of period                                                    $ 63,883
                                                                    ========
Undistributed net investment income included in net assets:
   End of period                                                    $     87
                                                                    ========

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                         7,722
   Shares issued for dividends reinvested                                  7
   Shares redeemed                                                    (1,092)
                                                                    --------
      Increase in shares outstanding                                   6,637
                                                                    ========

*Fund commenced operations on August 3, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

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          to FINANCIAL Statements

USAA VALUE FUND
JULY 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Value Fund (the Fund), which commenced operations on August 3, 2001. The Fund's investment objective is long-term growth of capital.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                 1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                 2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                 3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                 4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Company's Board of Directors.

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          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

              D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                 1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                 2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                 Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

20

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=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

                 Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

              E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the period ended July 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

              F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

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=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. In addition, the USAA funds which are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement whether used or not used, and by CAPCO based on their assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the period ended July 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book and tax basis accounting resulted in reclassifications made to the statement of assets and liabilities to increase accumulated undistributed net investment income by $33,000, decrease accumulated net realized loss on investments by $26,000, and decrease paid-in-capital by $59,000. This reclassification has no effect on net assets.

22

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=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

         Total distributions and the character of such distributions may differ for financial statement and tax purposes primarily because of the realization of the recognition of certain foreign currency gains and losses as ordinary income for tax purposes and the tax deferral of losses on "wash sale" transactions.

         The tax character of distributions paid during the period ended July 31, 2002, was as follows:

         Ordinary income                                               $109,000

         As of July 31, 2002, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                              $   114,000
         Accumulated net realized loss on investments                (1,536,000)
         Unrealized depreciation                                     (4,908,000)

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2002, the Fund had a current post-October deferred capital loss of $1,535,000, which will be recognized for tax purposes on the first day of the following fiscal year.

(4)INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended July 31, 2002, were $134,410,000 and $65,759,000, respectively.

         The cost of securities at July 31, 2002, for federal income tax purposes, was $68,575,000.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

         Gross unrealized appreciation and depreciation of investments as of July 31, 2002, for federal income tax purposes, were $563,000 and $5,471,000, respectively, resulting in net unrealized depreciation of $4,908,000.

(5)LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities on loan as of July 31, 2002.

(6)TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and provides portfolio management oversight of the Fund's assets managed by the subadviser. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets. During the period ended July 31, 2002, the Fund paid the manager total management fees of $331,000.

                 Beginning with the month ending September 30, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the

24

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

                 Fund relative to the performance of the Lipper Multi-Cap Value Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending September 30, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:



OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)          AS A % OF THE FUND'S AVERAGE NET ASSETS
---------------------------------------------------------------------

+/-1.00% to 4.00%             +/-0.04%

+/-4.01% to 7.00%             +/-0.05%

+/-7.01% and greater          +/-0.06%


(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              B. ADVISORY ARRANGEMENTS - On June 26, 2002, the Company's Board
                 of Directors (the Board) approved proposals by the Manager to restructure the manner in which the Fund's assets are managed by having one or more unaffiliated subadvisers

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=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

                 directly manage the Fund's investments, subject to oversight by the Manager and the Board. The Board terminated the existing investment advisory agreement between the Fund and the Manager (Former Agreement) and approved both a new interim investment advisory agreement with the Manager (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between the Manager and Westwood Management Corporation (Westwood). These interim agreements took effect on June 28, 2002.

                 Under the Interim Agreement, the Manager serves as manager and investment adviser for the Fund and provides portfolio man-agement oversight of the Fund's assets managed by Westwood, rather than directly managing the Fund's assets. The Fund pays the Manager at the same fee rate under the Interim Agreement that it paid under the Former Agreement (see Note (6)A). Under the Interim Subadvisory Agreement, Westwood directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Westwood a subadvisory fee.

                 The Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders of the Fund to approve a new investment advisory agreement (Proposed Agreement) between the Fund and the Manager and an investment subadvisory agreement (Subadvisory Agreement) between the Manager and Westwood at a meeting to be held on October 18, 2002.

              C. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's monthly average net assets. During the period ended July 31, 2002, the Fund paid the Manager administrative and servicing fees of $66,000.

26

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

              D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.15% of the Fund's average net assets, after the effect of any custodian fee offset arrangements, and will reimburse the Fund for all expenses in excess of that amount through November 30, 2002, which for the period ended July 31, 2002, equaled $146,000. In subsequent periods, the Manager may recover from the Fund all or a portion of expenses waived or reimbursed, provided that such recovery is made not later than three years from the Fund's inception date of August 3, 2001, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 1.15% of the Fund's average net assets, excluding the effect of any custodian fee offset arrangements. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability as of July 31, 2002, was $146,000.

              E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. During the period ended July 31, 2002, the Fund paid USAA Transfer Agency transfer agent's fees of $84,000.

              F. UNDERWRITING SERVICES - The Manager provides exclusive
                 underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7)TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         USAA Investment Management Company is an indirectly wholly owned subsidiary of United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 2002, the Association and its affiliates owned 1,000,000 shares (15.1%) of the Fund.

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=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding for the period ended July 31, 2002*, is as follows:

Net asset value at beginning of period                      $ 10.00
                                                            -------
Income (loss) from investment operations:
   Net investment income                                        .02(a)
   Net realized and unrealized loss                            (.36)
                                                            -------
Total from investment operations                               (.34)
                                                            -------
Less distributions:
   From net investment income                                  (.01)
   From realized capital gains                                 (.02)
                                                            -------
Total distributions                                            (.03)
                                                            -------
Net asset value at end of period                            $  9.63
                                                            =======
Total return (%)**                                            (3.40)
Net assets at end of period (000)                           $63,883
Ratio of expenses to average net assets (%)***                 1.15(b,c)
Ratio of expenses to average net assets excluding
   reimbursements (%)***                                       1.48(b,c)
Ratio of net investment income to average
   net assets (%)***                                            .20(c)
Portfolio turnover (%)                                       162.94

    *   Fund commenced operations on August 3, 2001.
   ** Assumes reinvestment of all dividend income and realized capital gain distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.
  ***   For the year ended July 31, 2002, average net assets were $44,896,000.
  (a)   Calculated based on average shares of 4,347,000.
  (b) Reflects total expenses prior to any custodian fee offset arrangement, which had no impact on these ratios.
  (c) Annualized, the ratio is not necessarily indicative of 12 months of operations.

28

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA VALUE FUND
JULY 31, 2002

(9)CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)
--------------------------------------------------------------------------------

         On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 3, 2001. From that date through May 29, 2002, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002 there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

D I R E C T O R S '
===================-------------------------------------------------------------
                    INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

                 The Company has six Officers and a Board of Directors. These Officers and Directors supervise the business and affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

                 Set forth below are the Directors and Officers of the USAA family of funds, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual Funds as of July 31, 2002. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

                 If you would like more information about the Funds' Directors, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI).

                 * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF
                   DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT CONSTITUTE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

30

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

                 ROBERT G. DAVIS (2)
                 Director and Chairman of the Board of Directors
                 Date of Birth: November 1946

                 President and Chief Executive Officer of United Services Automobile Association (USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds. Mr. Davis has served in his capacity as Director since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA IMCO, USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company (RealCo).

                 CHRISTOPHER W. CLAUS (2)
                 Director, President, and Vice Chairman of the Board of
                 Directors
                 Date of Birth: December 1960

                 President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual Funds.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                         INFORMATION

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                 BARBARA B. DREEBEN (3, 4, 5, 6)
                 Director
                 Date of Birth: June 1945

                 President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben has served in her capacity as Director since January 1994. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 ROBERT L. MASON, PH.D. (3, 4, 5, 6)
                 Director
                 Date of Birth: July 1946

                 Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses on the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason has served in his capacity as Director since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 MICHAEL F. REIMHERR (3, 4, 5, 6)
                 Director
                 Date of Birth: August 1945

                 President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

32

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

                 LAURA T. STARKS, PH.D. (3, 4, 5, 6)
                 Director
                 Date of Birth: February 1950

                 Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 RICHARD A. ZUCKER (2, 3, 4, 5, 6)
                 Director
                 Date of Birth: July 1943

                 Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 (1) INDICATES THOSE DIRECTORS WHO ARE EMPLOYEES OF USAA
                     INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

                 (2) MEMBER OF EXECUTIVE COMMITTEE

                 (3) MEMBER OF AUDIT COMMITTEE

                 (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

                 (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

                 (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                     USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

                 CLIFFORD A. GLADSON
                 Vice President
                 Date of Birth: November 1950

                 Vice President, Fixed Income Investments, IMCO (12/99-present); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

                 STUART WESTER
                 Vice President
                 Date of Birth: June 1947

                 Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

                 MICHAEL D. WAGNER
                 Secretary
                 Date of Birth: July 1948

                 Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

34

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

                 MARK S. HOWARD
                 Assistant Secretary
                 Date of Birth: October 1963

                 Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services; USAA Financial Planning Services; the USAA family of funds; and USAA Life Investment Trust, a registered investment company offering five individual Funds.

                 DAVID M. HOLMES
                 Treasurer
                 Date of Birth: June 1960

                 Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of the USAA family of funds; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

                 ROBERTO GALINDO, JR.
                 Assistant Treasurer
                 Date of Birth: November 1960

                 Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for the USAA family of funds.

                 (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA
                     INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

                   DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    Ernst & Young LLP
                                100 West Houston St., Suite 1900
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 10:30 a.m. to 7 p.m.

              FOR ADDITIONAL    1-800-531-8181, in San Antonio 456-7200
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions
                                1-800-531-8448, in San Antonio 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, in San Antonio 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
          USAA TOUCHLINE (R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

             INTERNET ACCESS    USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

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

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